HERITAGE EQUITY FUNDS
                         SUPPLEMENT DATED JULY 1, 2005
                    TO THE PROSPECTUS DATED JANUARY 2, 2005

MID CAP STOCK FUND
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Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle
Asset Management, Inc. ("Eagle"), subadviser to the Heritage Series Trust - Mid Cap Stock Fund, has been appointed as Co-Portfolio Manager of the fund effective as of July 1, 2005. As a result of her appointment, following changes are made to the Heritage Equity Funds Prospectus dated January 2, 2005.

The "Portfolio Manager" paragraph for the Mid Cap Stock Fund at the bottom of page 21 of the Prospectus is replaced as follows:

         PORTFOLIO MANAGERS. Todd McCallister, Ph.D., CFA, Managing Director and a Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle, are jointly responsible for the day-to-day management of the fund's investment portfolio.

In addition, the "Mid Cap Stock Fund" paragraph on page 32 of the Prospectus is replaced as follows:

         MID CAP STOCK FUND - Todd McCallister, Ph.D., CFA, Managing Director and Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund's investment portfolio. Mr. McCallister joined Eagle in 1997 and has served as the fund's portfolio manager since inception. Ms. Thomas joined Eagle in 1999 and prior to her appointment as the fund's Co-Portfolio Manager in 2005 served as the fund's Assistant Portfolio Manager from 2000-2005.